UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 29, 2007 (July 1, 2007)
Williams Partners L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-32599 (Commission File Number)	20-2485124 (IRS Employer Identification No.)

One Williams Center Tulsa, Oklahoma (Address of principal executive offices)		74172-0172 (Zip Code)
Registrant’s telephone number, including area code: (918) 573-2000
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On June 28, 2007, Williams Partners L.P. (the “Partnership”), through its subsidiary Williams Partners Operating LLC (“OLLC”), closed on the acquisition of an additional 20% limited liability company interest in Discovery Producer Services LLC (“Discovery”) for aggregate consideration of $78 million pursuant to a purchase and sale agreement with Williams Energy, L.L.C., Williams Energy Services, LLC, and OLLC. This transaction was effective July 1, 2007.
     Because this additional 20% interest in Discovery was purchased from an affiliate of The Williams Companies, Inc. at the time of acquisition, the transaction was between entities under common control, and has been accounted for at historical cost. Accordingly, the Partnership’s consolidated financial statements and notes have been restated to reflect the combined historical results of its investment in Discovery throughout the periods presented. The Partnership’s restated financial statements and notes are filed as Exhibit 99.1 hereto and are incorporated herein by reference.
     This current report on Form 8-K and the exhibits hereto (with the exception of the supplemental unaudited balance sheet of Williams Partners GP LLC as of June 30, 2007) are being filed as supplements to the Partnership’s annual report on Form 10-K for the year ended December 31, 2006 and its quarterly report on Form 10-Q for the three months ended March 31, 2007 filed with the Securities and Exchange Commission. Except as required, the information in this current report on Form 8-K and the exhibits hereto have not been updated and are not intended to provide supplemental financial or other information with respect to any period subsequent to March 31, 2007. To update such information, please read the Partnership’s quarterly report on Form 10-Q for the three and six months ended June 30, 2007 and the Partnership’s current reports on Form 8-K filed subsequent to March 31, 2007.
     The consolidated financial statements and notes of Discovery Producer Services LLC are filed as Exhibit 99.2 hereto and are incorporated by reference. The restated audited balance sheet and notes of General Partner as of December 31, 2006 and the unaudited balance sheet of Williams Partners GP LLC as of June 30, 2007 are filed as Exhibit 99.3 hereto and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a)	None

(b)	None

(c)	None

(d)	Exhibits.

Exhibit Number	Description
Exhibit 23.1	Consent of Ernst & Young LLP.

Exhibit 23.2	Consent of Ernst & Young LLP for Discovery Producer Services LLC.

Exhibit 99.1	Restated consolidated financial statements and notes of Williams Partners L.P.

Exhibit 99.2	Consolidated financial statements and notes of Discovery Producer Services LLC.

Exhibit 99.3	Restated consolidated balance sheets and notes of Williams Partners GP LLC as of December 31, 2006 and June 30, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.
	By:	Williams Partners GP LLC,
its General Partner

Date: August 29, 2007	By:	/s/ Ted T. Timmermans
Ted. T. Timmermans
Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 23.1	Consent of Ernst & Young LLP.

Exhibit 23.2	Consent of Ernst & Young LLP for Discovery Producer Services LLC.

Exhibit 99.1	Restated consolidated financial statements and notes of Williams Partners L.P.

Exhibit 99.2	Consolidated financial statements and notes of Discovery Producer Services LLC.

Exhibit 99.3	Restated consolidated balance sheets and notes of Williams Partners GP LLC as of December 31, 2006 and June 30, 2007.